UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-136110	20-5188065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552

(Address of Principal Executive Office) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 19, 2014, GTJ REIT, Inc. (the “Company”) held its Annual Meeting of shareholders in Uniondale, NY. As of April 18, 2014, the record date for the Annual Meeting, there were 13,678,704 shares issued and outstanding, of which 8,298,490 were present in person or represented by proxy.

The Company’s shareholders elected four Class II directors to serve for a term of three years or until his successor is duly elected and qualified, by the following votes (with no broker non-votes):

Shares voted	For	Withheld
Paul Cooper	7,961,447	337,043
Louis Sheinker	7,802,236	496,254
Stanley Perla	7,843,887	454,603
Jeffrey Wu	7,806,702	491,788

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GTJ REIT, Inc.

By:	/s/ Louis Sheinker
Louis Sheinker
President and COO

Date: June 24, 2014